                                                                   EXHIBIT 21.0
                                                                  (Page 1 of 2)

                         SUBSIDIARIES OF MATTEL, INC.

                                                                 Percentage of
                                                               Voting Securities
                                                  Jurisdiction  Owned Directly
                                                    in Which     or Indirectly
Subsidiaries(1)                                    Organized     By Parent(2)
---------------                                   ------------ -----------------
American Girl Music Incorporated................. Wisconsin           100%
American Girl Place Incorporated................. Wisconsin           100%
American Girls Productions Incorporated.......... Wisconsin           100%
ARCOTOYS, Inc. .................................. Delaware            100%
 Arco Toys, Limited.............................. Hong Kong           100%
Far West Insurance Company, Limited.............. Bermuda             100%
Fisher-Price, Inc. .............................. Delaware            100%
Mabamex, S.A. de C.V. ........................... Mexico              100%
Mattel Argentina S.A. ........................... Argentina           100%
Mattel Bangkok Limited........................... Thailand             80%
Mattel Belgium N.V. ............................. Belgium             100%
Mattel do Brasil Ltda. .......................... Brazil              100%
Mattel Chile S.A. ............................... Chile               100%
Mattel Colombia S.A. ............................ Colombia            100%
Mattel Distribution, Inc. ....................... Delaware            100%
Mattel East Asia Limited......................... Hong Kong           100%
Mattel Espana, S.A. ............................. Spain               100%
Mattel Factoring, Inc. .......................... Delaware            100%
Mattel (HK) Limited.............................. Hong Kong           100%
Mattel Holding, Inc. ............................ Delaware            100%
 Mattel U.K. Limited............................. U.K.                100%
  Mattel Tyco (UK) Ltd. ......................... U.K.                100%
  Mattel Acquisitions plc........................ U.K.                100%
   Bluebird Toys plc............................. U.K.                100%
    Bluebird Toys Far East Ltd. ................. Hong Kong           100%
    Bluebird Toys (UK) Limited................... U.K.                100%
  Matchbox Collectibles (Europe) Ltd. ........... U.K.                100%
  Fisher-Price Toys Ltd. ........................ U.K.                100%
  Mattel Group PLC............................... U.K.                100%
   J.W. Spear & Sons PLC......................... U.K.                100%
Mattel Holdings Limited.......................... Canada              100%
 Mattel Canada Inc. ............................. Canada              100%
Mattel I., Inc. ................................. Delaware            100%
 Mattel S.r.l. .................................. Italy               100%
  Mattel A.E.B.E. ............................... Greece              100%
  Mattel A.G. ................................... Switzerland         100%
  Mattel Manufacturing Europe, S.r.l. ........... Italy               100%

--------
(1) All of the subsidiaries listed above are included in the Consolidated Financial Statements. Twenty five are not named because, when considered in the aggregate, they do not constitute a significant subsidiary. Furthermore, approximately thirty two subsidiaries are inactive and financial statements are not prepared for such companies.

(2) Parent refers to Mattel, Inc. (a Delaware corporation) and excludes Directors' qualifying shares.

                                                                   EXHIBIT 21.0
                                                                  (Page 2 of 2)

                                                               Percentage of
                                                             Voting Securities
                                              Jurisdiction    Owned Directly
                                                in Which       or Indirectly
Subsidiaries(1)                                 Organized      By Parent(2)
---------------                              --------------- -----------------
Mattel International Holdings B.V. ......... The Netherlands        100%
 Mattel Europe Holdings B.V. ............... The Netherlands        100%
  Mattel G.m.b.H. .......................... Germany                100%
   Mattel Hungary Ipari Es Kereskedelmi
    KFT..................................... Hungary                100%
   Mattel Spol. S.R.O. ..................... Czech Republic         100%
  Mattel Europa B.V. ....................... The Netherlands        100%
   Nanhai City Mattel Diecast Ltd. ......... China                  100%
   Mattel B.V. ............................. The Netherlands        100%
   P.T. Mattel Indonesia.................... Indonesia              100%
  Mattel France S.A. ....................... France                 100%
   Corolle S.A. ............................ France                 100%
    Mattel Portugal Limitada................ Portugal               100%
  Mattel Gesellschaft m.b.H. ............... Austria                100%
  Mattel Northern Europe.................... Denmark                100%
Mattel Japan Limited........................ Japan                  100%
Mattel (K.L.) Sdn.Bhd. ..................... Malaysia               100%
Mattel (Malaysia) Sdn.Bhd. ................. Malaysia               100%
Mattel Manufacturas de Monterrey, S.A. de
 C.V. ...................................... Mexico                 100%
Mattel Media, Inc. ......................... Delaware               100%
Mattel de Mexico, S.A. de C.V. ............. Mexico                 100%
 Mattel Servicios, S.A. de C.V. ............ Mexico                 100%
Mattel (NZ) Limited......................... New Zealand            100%
Mattel Operations, Inc. .................... Delaware               100%
Mattel Overseas, Inc. ...................... California             100%
 Mattel Vendor Operations Asia Limited...... Hong Kong              100%
Mattel Polska Sp. Z.O.O. ................... Poland                 100%
Mattel Pty. Limited......................... Australia              100%
Mattel Realty Corporation................... Delaware               100%
Mattel Sales Corp. ......................... California             100%
Mattel Southeast Asia Pte. Ltd. ............ Singapore              100%
Mattel Specialty, Inc. ..................... Delaware               100%
Mattel Tools Sdn.Bhd. ...................... Malaysia               100%
Mattel Taiwan Corporation................... Taiwan                 100%
Mattel de Venezuela, C.A. .................. Venezuela              100%
Montoi S.A. de C.V. ........................ Mexico                 100%
Pleasant Company............................ Wisconsin              100%
Pleasant Company Publications............... Wisconsin              100%
Pleasant Company Productions................ Wisconsin              100%
Precision Moulds Limited.................... Hong Kong              100%
PrintPaks, Inc. ............................ Oregon                 100%
Tyco Preschool Toys, Inc. .................. Delaware               100%
 Tyco Hong Kong Ltd. ....................... Hong Kong              100%
Tyco Toys (Europe) N.V. .................... Belgium                100%
Universal International Holdings Ltd. ...... Hong Kong              100%

--------
(1) All of the subsidiaries listed above are included in the Consolidated Financial Statements. Twenty five are not named because, when considered in the aggregate, they do not constitute a significant subsidiary. Furthermore, approximately thirty two subsidiaries are inactive and financial statements are not prepared for such companies.

(2) Parent refers to Mattel, Inc. (a Delaware corporation) and excludes Directors' qualifying shares.